Oppenheimer navellier overall a-100 revenue Etf

Supplement dated November 16, 2016 to the

Prospectus and Statement of Additional Information, each dated October 28, 2016

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of the above referenced fund (the “Fund”), a series of Oppenheimer Revenue Weighted ETF Trust (the “Trust”), each dated October 28, 2016, and is in addition to any other supplement(s). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus and/or SAI.

On November 11, 2016, the Board of Trustees of the Fund, upon the recommendation of the Fund’s investment adviser, VTL Associates, LLC, approved a plan to liquidate the Fund (the “Liquidation”), such Liquidation to take place on or about December 23, 2016 (the “Liquidation Date”). The Fund will cease accepting Creation Units on December 9, 2016. Effective as of the close of the New York Stock Exchange (the “Exchange”) on or about December 15, 2016, the Fund will no longer trade on the Exchange (the “Effective Date”). Each of the Liquidation Date and Effective Date are subject to change.

It is expected that immediately following the Effective Date, the Fund’s assets will be transitioned into cash. As soon as practicable in connection therewith, following the payment or provision for all liabilities of the Fund, including the payment of any dividends or capital gains distributions, the Fund shall distribute to its shareholders of record as of the close of business on the record date(s) therefor one or more liquidating distributions in each case proportional to the shareholder’s interest, as of the relevant record date, in the assets of the Fund. These liquidating distributions are expected to occur in cash.

For federal income tax purposes, each liquidating distribution will generally be considered a taxable event. Shareholders should consult with their tax advisors for more information about the tax consequences of the Liquidation to them, including any federal, state, local, foreign or other tax consequences.

In order to provide for an orderly liquidation, the Fund may deviate from its investment objective and strategies as the Liquidation Date approaches.

At any time prior to the Effective Date, shareholders may sell their shares of the Fund pursuant to the procedures set forth beginning on page 62 of the Prospectus under “Buying and Selling Shares,” as it may be supplemented.

November 16, 2016	PS2474.004